UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 30, 2020 (October 28, 2020)

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Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 985-9904
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 28, 2020, a wholly owned subsidiary (the “TEP IV Borrower”) of Sunnova Energy International Inc., a Delaware corporation (the “Company”), entered into that certain Eighth Amendment (the “TEP IV Amendment”), which amends that certain Credit Agreement, dated as of September 6, 2019 (the “TEP IV Credit Agreement”), by and among the TEP IV Borrower, certain other subsidiaries of the Company, Credit Suisse AG, New York Branch, as agent, and the lenders and other financial institutions party thereto. Capitalized terms used but not defined in this Current Report on Form 8-K shall have the meanings ascribed to them in the TEP IV Amendment.

The TEP IV Amendment amended the TEP IV Credit Agreement to, among other things, (i) increase the total aggregate commitment amount from $437.5 million to $460.7 million, (ii) increase the maximum facility amount from $437.5 million to $600.0 million, (iii) decrease the interest rate applicable to Class A loans by 0.25%, (iv) require that the Class A Lenders fund requested advances as a condition to the Class B Lenders making an advance on any funding date, (v) require the TEP IV Borrower to pay a commitment fee in the amount of 1.0% of the increase in the Class B aggregate commitment, (vi) revise the additional payment to be made to the Class B Lenders on the maturity date if they have not achieved a certain return by such date in connection with the increase in the Class B-I aggregate commitment, and (vii) specify that the TEP IV Borrower may transfer or distribute the equity interest in the Managing Member of a Tax Equity Facility, pursuant to an otherwise permissible Takeout Transaction.

The foregoing description of the TEP IV Amendment is qualified in its entirety by reference to the full text of the TEP IV Amendment, a copy of which the Company plans to file as an exhibit to its Annual Report on Form 10-K for the year ending December 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: October 30, 2020	By:	/s/ Walter A. Baker
Walter A. Baker
Executive Vice President, General Counsel and Secretary